UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2011

LIMELIGHT NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-33508

Delaware	20-1677033
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

222 South Mill Avenue, 8th Floor

Tempe, AZ 85281

(Address of principal executive offices, including zip code)

(602) 850-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On April 21, 2011, Limelight Networks, Inc. (the “Company”) issued a press release announcing that the Court of Appeals for the Federal Circuit issued an order regarding Akamai Technology, Inc.’s petition for rehearing and/or rehearing en banc. The Federal Court order denied the petition for rehearing, granted the petition for rehearing en banc, vacated the opinion of the Panel, and reinstated the appeal. The full text of the press release concerning the foregoing is furnished herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press release of Limelight Networks, Inc., dated April 21, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMELIGHT NETWORKS, INC.

Date: April 22, 2011	By:	/s/ Philip C. Maynard
Philip C. Maynard
Senior Vice President, Chief Legal Officer & Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Limelight Networks, Inc., dated April 21, 2011.